UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 16, 2004

Anscott Industries, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of Incorporation)	000-26513 (Commission File Number)	86-0000714 (IRS Employer ID No.)

26 Haynes Drive, Wayne, New Jersey
973-696-7575
(Address and Telephone Number of Registrant's Principal
Executive Offices and Principal Place of Business)

 (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

(a)     Previous Independent Auditors:

(i)     Effective February 16, 2004, Sellers & Andersen, LLC ("Sellers") was dismissed as the independent auditor for the Company and Madsen & Associates, CPA's Inc. ("Madsen"), was appointed as the new independent auditor for the Company.

(ii)      The accountants' report dated July 11, 2003 as included in the Form 10-KSB for the year ended March 31, 2003 was a draft only as their audit was not completed. Later Sellers was unable to complete the audit as they were not registered with the Public Company Accountants Oversight Board ("PCAOB"). This required a change in accountants. Management of Anscott is unaware of any disagreements with Sellers related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Sellers' dismissal on February 16, 2004, there has been no disagreement between the Company and Sellers' on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Sellers' would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii)      The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv)     In connection with its audits for the two most recent fiscal years and review of financial statements through February 16, 2004, there have been no disagreements with Sellers & Andersen, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sellers & Andersen, LLC would have caused them to make reference thereto in their report on the financial statements.

(v)      During the two most recent fiscal years and through February 16, 2004, there have been no reportable events (as defined in Regulation S-K Item 304 (a ) (1)(v)).

(vi)     The Registrant requested that Sellers & Andersen, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(b)     New Independent Accountants:

(i)     On February 16, 2004, the Registrant engaged Madsen & Associates, CPA's Inc, to audit its financial statements for the period ended March 31, 2003. During the two most recent fiscal years as well as the period through February 16, 2004 the Registrant has not consulted with Madsen & Associates, CPA's, Inc. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

7.     Financial Statements and Exhibits

(a)	Not Applicable
(b)	Not Applicable
(c)	Letter from Sellers & Andersen, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSCOTT INDUSTRIES, INC.

By:	/s/ Jack Belluscio
Jack Belluscio President

May 14, 2004